SEI Investments Company (NASDAQ: SEIC) Q3 2026 Earnings Presentation

This presentation contains forward-looking statements within the meaning of the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as "may," "will," "expect," "believe," ”remain” and "continue" or "appear." Our forward-looking statements include our current expectations as to: • whether our growth will broaden across the enterprise and the degree to which multiple business units will contribute to this growth; • the trajectory of our sales and the impact of this trajectory on fourth quarter results; • our clients’ willingness to speak positively about us; • the demand for retail alternatives; • the momentum of our newly-launched retail transfer agent; • the expected revenue from our combined transfer agency and fund administration activities; • the degree to which our professional services business will resonate across our client bases; • the adoption of our ETF strategies; • our conviction in independent financial advice; • whether the investments we have made in the future of our business will become meaningful contributors to our next phase of growth; • the normalized level of contribution of our net gains on investments and variable interest entities; • the interest of advisors in succession and continuity solutions and the potential benefits of this interest; • the expansion of private markets into retail and retirement channels and the degree to which we will benefit from this expansion, if any; • the traction from newer products and initiatives in our Advisors business unit; • the net outflows at LSV; • the benefits of new leadership, clearer accountability, and a renewed commercial focus in some of our initiatives; • our ability to expand our client opportunities into larger, more strategic, enterprise-wide engagements; • our ability to win large opportunities that leverage existing capabilities, require less incremental investment and contribute more quickly to financial results; • our level of engagement with our clients, including the largest and most sophisticated firms in our target markets; • our ability to convert sales events into revenue as well as the speed of this conversion; • the benefits, if any, of our operating discipline and cost controls; • the repeatability of our sales success; • the durability of and growth in demand for alternative investments; • the success of our re-contracting activity; • our ability to consistently execute against our strategy; • strength of the sales momentum in our businesses and whether this momentum will continue; • how we will use and deploy our capital and the reasons for our capital allocation methodologies; • the level of demand for outsourcing, investment advice and the margin sensitivity of these services; • the benefits that we and our stakeholders will receive as a consequence of our partnership with Stratos Wealth Management; You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended Dec. 31, 2025, filed with the Securities and Exchange Commission. Past performance does not guarantee future results. Safe Harbor Statement 2 SEI Earnings PresentationQ3 2026 • our strategic priorities and focus; • the level of capital deployment by existing clients; • our 2026 priorities and commitment to these priorities; • the market dynamics affecting our businesses; • our ability to improve our consolidated margins; • our ability to deliver strong financial performance and fund future growth initiatives; • the robustness of activity in our IMS business; • the revenue we derive from alternative investment mandates; • the strength of our pipelines; • the level at which we return capital to shareholders and repurchase our stock; • the demand for our products and services; and • our ability to deliver significant value for clients, employees and shareholders.

Q3 2026 SEI Earnings Presentation

Q3 2026 highlights

Q3 2026 financial snapshot

	Q3 2026	% Change vs. Q3 '25	% Change vs. Q2 '26
Revenues	662.0	14.4%	3.2%
Operating Income	198.0	23.8%	0.5%
Adjusted Operating Income	208.5	24.9%	0.7%
EPS	**$1.38**	**6.2%**	**-13.2%**
Adjusted EPS	**$1.64**	**24.2%**	**-1.2%**
Net Sales Events	**46.8**	**53.2%**	**7.7%**
Operating Margin	29.9%	2.3%	-0.8%
Adjusted Operating Margin	31.5%	2.6%	-0.8%
Assets Under Management ($B)	606.4	12.0%	-0.1%
Administration, Platform & Advisement ($B)	1,457.8	16.0%	3.6%

$ in millions except EPS; AUM; and Assets under administration, platform-only, and advisement; and platform-only assets. Asset values exclude impact of Stratos acquisition closed in December 2025
Operating margin % change represents improvement or decline in margin rate vs. prior period

See the appendix to this presentation for a description and reconciliation of non-GAAP measures

Results reflect years of enterprise transformation

Strong financial performance: Revenue increased 14%, adjusted operating profit increased 25%, and adjusted EPS increased 24%, reflecting broad-based growth and operating leverage

Record sales year continues: Net sales events totaled $47M, bringing year-to-date sales events to $157M, already exceeding SEI's prior full-year record

Margins remain near record levels: Adjusted operating margin increased 260 basis points despite a higher incentive compensation accrual during the quarter

Strategic execution is driving growth: Enterprise transformation, alternative investments, professional services, and broader client relationships continue to build momentum

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Earnings per share SEI Earnings PresentationQ3 2026 Core operating performance drove results: Revenue growth, margin expansion, and a lower share count contributed to 24% adjusted EPS growth from Q3 2025 GAAP EPS included $33M charge: Other expense associated with terminating the planned acquisition of NSC reduced reported third- quarter net income Adjusted EPS declined $0.02 sequentially: Driven by lower investment gains and increased incentive compensation accrual Q3 2026 earnings summary Q3 2025 Private Banks Investment Advisors Institutional Investors Investment Managers LSV Income Corporate Overhead Tax Rate & Other Share Count Q3 2026 +6% Q2 2026 Private Banks Investment Advisors Institutional Investors Investment Managers LSV Income Corporate Overhead Tax Rate & Other Share Count Q3 2026 -13% Y e a r- O v e r- Y e a r Q u a rt e r- O v e r- Q u a rt e r 4 $1.30 $0.06 $0.05 $0.00 $0.07 $0.05 $0.04 -$0.22 $0.04 $1.38 $1.59 $0.00 $0.01 $0.00 $0.00 $0.01 -$0.01 -$0.24 $0.01 $1.38

Business unit performance SEI Earnings PresentationQ3 2026 Revenue ($M) Broad-based performance: Revenue increased in three of four businesses, with strong profit growth in Private Banking and Investment Managers Private Banking operating profit increased 38%, reflecting strong operating leverage on 11% revenue growth Investment Managers revenue and operating profit increased 14% driven by prior sales success Advisors revenue increased 26%, benefiting from Stratos, higher markets, and previously won clients Institutional modest revenue decline reflects impact of prior outflows Business unit highlightsOperating profit ($M) $144 $207 $147 $72 $157 $228 $178 $70 $160 $236 $185 $71 Private Banking Investment Managers Investment Advisors Institutional Investors Q3 2025 Q2 2026 Q3 2026 $23 $81 $68 $34 $32 $92 $75 $33$32 $92 $76 $33 Private Banking Investment Managers Investment Advisors Institutional Investors Q3 2025 Q2 2026 Q3 2026 +11% +14% +26% -2% +38% +14% +11% -3% 5

Operating margins SEI Earnings PresentationQ3 2026 -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% Private Banking Investment Managers Investment Advisors Institutional Investors Quarter-Over-Quarter Year-Over-Year Business unit margin changes HighlightsConsolidated operating margin 15.0% 25.0% 35.0% Q3 2025 Q2 2026 Q3 2026 GAAP Adjusted Operating leverage remains strong: Adjusted operating margin increased 260 basis points from the prior year while SEI continued investing in talent, technology, and products Higher compensation affected sequential margins: The increased incentive compensation accrual reduced adjusted operating margin by roughly 100 basis points during the quarter Underlying margins continued to improve: Excluding the compensation adjustment, adjusted operating margin increased roughly 20 basis points from the second quarter 6 See the appendix to this presentation for a description and reconciliation of non-GAAP measures

Net sales events SEI Earnings PresentationQ3 2026 $36.8 $24.1 $20.9 $18.7 $57.1 $32.6 $38.6 $9.7 $5.0 $9.6 $24.9 $10.0 $10.9 $8.2 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Recurring Professional Services Total net sales events ($M) Record sales year continues: Q3 net sales events totaled $47M, bringing year-to-date sales events to $157M, already exceeding SEI’s prior full-year record IMS activity remained robust: IMS generated $32M of sales events, with contributions from new clients and expanded relationships with existing clients Alternatives continued to drive demand: Alternative asset managers accounted for nearly 90% of IMS sales events during the quarter Private Banking momentum continued: Sales events totaled $13M, reflecting enterprise transformation, professional services, Data Cloud, and broader strategic engagements Enterprise engagement continues to expand 7

Q3 2026 SEI Earnings Presentation

Client asset summary

AUA and assets on platform ($B)*


+16%
+4%
$1,257
$1,408
$1,458
Q3 2025
Q2 2026
Q3 2026

AUM ($B)


+12%
-0%
$542
$607
$606
Q3 2025
Q2 2026
Q3 2026

Highlights

- Quarter-end AUM was flat with Q2, with limited impact from both market movements and net flows. Modest inflows in Advisors largely offset similar outflows in Institutional
    - Newer asset management initiatives continued to gain traction, including ETFs, SMAs, strategic partnerships, and increased advisor engagement
- AUA increased 4% sequentially, driven by IMS expansion, the funding of recently won mandates, and continued capital deployment by existing clients
- LSV assets declined 1% as strong investment performance was offset by $5B of net outflows; expected to improve going forward. LSV performance fees totaled $4.5M at SEI's share during the third quarter

*Assets under administration, advisement and platform-only

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Capital allocation, liquidity, and capitalization SEI Earnings PresentationQ3 2026 Capital returned to shareholders ($M) Liquidity and capitalization ($M) $400 $31 $12,400 Cash Long-Term Debt Market Capitalization Ended the quarter with $400M of cash while continuing to invest in growth and return capital to shareholders Repurchased $215M of stock at an average price of $105 Current outlook supports a similar level of repurchases in Q4 Additional $800M authorization provides capacity to remain active well into 2027 Highlights 9 $215 $637 $0 $126 Q3 '26 TTM Q3 '26 Buybacks Dividends 1Excludes $85M of consolidated cash associated with LSV Variable Interest Entity 2Notes payable to Stratos advisors; already collateralized by escrow balances funded in December 2025 1 2

For institutional investor and financial advisor use only. Not for distribution to general public. Thank you 10

For institutional investor and financial advisor use only. Not for distribution to general public. Appendix 11

Non-GAAP Reconciliation SEI Earnings PresentationQ3 2026 12

Non-GAAP Reconciliation SEI Earnings PresentationQ3 2026 13